American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2060 Portfolio
April 30, 2025

One Choice Blend+ 2060 Portfolio - Schedule of Investments
APRIL 30, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 64.8%
Avantis U.S. Equity Fund G Class	286,674	4,970,926
Avantis U.S. Small Cap Value Fund G Class	29,536	434,765
Focused Dynamic Growth Fund G Class(2)	50,432	3,368,880
Focused Large Cap Value Fund G Class	321,803	3,279,170
Heritage Fund G Class	30,093	824,253
Mid Cap Value Fund G Class	49,828	762,367
Small Cap Growth Fund G Class	20,098	437,929
		14,078,290
International Equity Funds — 30.3%
Avantis Emerging Markets Equity Fund G Class	51,613	615,226
Avantis International Equity Fund G Class	143,763	1,881,863
Emerging Markets Fund G Class	78,998	921,119
Focused International Growth Fund G Class	59,532	1,070,974
Global Real Estate Fund G Class	46,697	608,933
International Small-Mid Cap Fund G Class	43,477	439,989
Non-U.S. Intrinsic Value Fund G Class	112,774	1,051,052
		6,589,156
Domestic Fixed Income Funds — 3.5%
Avantis Core Fixed Income Fund G Class	67,072	562,061
High Income Fund G Class	16,862	143,662
Inflation-Adjusted Bond Fund G Class	5,126	55,261
		760,984
International Fixed Income Funds — 1.4%
Emerging Markets Debt Fund G Class	9,050	80,906
Global Bond Fund G Class	24,272	212,625
		293,531
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $19,169,895)		21,721,961
OTHER ASSETS AND LIABILITIES — 0.0%		—
TOTAL NET ASSETS — 100.0%		$21,721,961

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$3,887	$1,442	$224	$(134)	$4,971	287	$(12)	$67
Avantis U.S. Small Cap Value Fund	359	161	—	(85)	435	30	—	16
Focused Dynamic Growth Fund(3)	2,609	1,114	496	142	3,369	50	(8)	—
Focused Large Cap Value Fund	2,600	1,174	325	(170)	3,279	322	(21)	271
Heritage Fund	611	255	16	(26)	824	30	—	82
Mid Cap Value Fund	628	235	37	(64)	762	50	(3)	61
Small Cap Growth Fund	351	124	4	(33)	438	20	—	5
Avantis Emerging Markets Equity Fund	477	159	13	(8)	615	52	—	18
Avantis International Equity Fund	1,434	494	145	99	1,882	144	(4)	63
Emerging Markets Fund	714	218	22	11	921	79	—	16
Focused International Growth Fund	799	255	6	23	1,071	60	—	8
Global Real Estate Fund	477	159	21	(6)	609	47	(1)	18
International Small-Mid Cap Fund	330	124	—	(14)	440	43	—	11
Non-U.S. Intrinsic Value Fund	796	384	96	(33)	1,051	113	(13)	115
Avantis Core Fixed Income Fund	960	201	598	(1)	562	67	(2)	27
High Income Fund	243	42	138	(3)	144	17	3	11
Inflation-Adjusted Bond Fund	89	12	50	4	55	5	(2)	1
Emerging Markets Debt Fund	131	22	73	1	81	9	—	3
Global Bond Fund	355	63	206	1	213	24	3	6
	$17,850	$6,638	$2,470	$(296)	$21,722	1,449	$(60)	$799
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.